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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 6, 1999
                                                --------------------------------


                                 CITIGROUP INC.
             (Exact name of registrant as specified in its charter)


Delaware                        1-9924                      52-1568099
---------------                 ------------                -------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

               153 East 53rd Street, New York, New York           10043
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description
         -----------       -----------
         1.01              Distribution Agreement, dated May 6, 1999, between
                           the Company and Salomon Smith Barney Inc., relating to the offer and sale of the Company's Medium-Term
                           Notes, Series A, Due Nine Months or More from Date of
                           Issue.


                                       2

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 6, 1999                          CITIGROUP INC.



                                             By /s/ Firoz B. Tarapore
                                                --------------------------------
                                                Firoz B. Tarapore
                                                Deputy Treasurer


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